Exhibit 99.2

AMENDMENT NO. 2
TO CREDIT AND SECURITY AGREEMENT

This Amendment No. 2 to Amended and Restated Credit and Security Agreement (this “Amendment”), dated as of November 2, 2007, is made by and among STONERIDGE, INC., an Ohio corporation (the “Parent”), STONERIDGE ELECTRONICS, INC., a Texas corporation (“Electronics”), STONERIDGE CONTROL DEVICES, INC., a Massachusetts corporation (“Controls”), STONERIDGE-POLLAK LIMITED, an English corporation (the “English Borrower”), STONERIDGE ELECTRONICS LIMITED., a Scottish corporation (the “Scottish Borrower” and together with the English Borrower, the “UK Borrowers”), STONERIDGE FAR EAST LLC, a Delaware limited liability company (“Far East”), as Guarantors, various financial institutions which are a party hereto, NATIONAL CITY BANK, a national banking association (“National City Bank”), as Lead Arranger and the Issuer (as hereinafter defined), and NATIONAL CITY BUSINESS CREDIT, INC., an Ohio corporation (“NCBC”), as administrative agent and collateral agent (the “Agent”).

WITNESSETH:

WHEREAS, the Borrowers (as hereinafter defined) have been extended certain financial accommodations pursuant to that certain Credit and Security Agreement, dated as of November 2, 2007, among the Borrowers, various financial institutions (the “Lenders”), National City Bank, as Lead Arranger and LC Issuer and NCBC, as Agent, as amended by that certain Amendment No. 1 to Credit and Security Agreement (as so amended, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have sold certain account receivables owing from General Motors Corporation, a Delaware corporation or Chrysler LLC, a Delaware limited liability company, to GM Supplier Receivables LLC, a Delaware limited liability company (“GM SPV”), and Chrysler Receivables SPV LLC, a Delaware limited liability company (“Chrysler SPV”), respectively, in connection with the United States Department of the Treasury Auto Supplier Program;

WHEREAS, the Borrowers have requested modification of the Credit Agreement to include certain obligations owing from GM SPV or Chrysler SPV to the Borrowers to be included in the borrowing base under the Credit Agreement; and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as outlined herein;

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

Section 1.               DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment.

Section 2                AMENDMENT TO THE CREDIT AGREEMENT

The Credit Agreement is hereby amended as follows:

2.1           Addition of Certain Defined Terms.  Section 1.3 (Definitions) of the Credit Agreement is hereby amended to add the following definition in proper alphabetical order:

“Eligible Domestic Payment Intangibles” shall mean, with respect to each Domestic Borrower, each Payment Intangible of such Borrower which the Agent, in the exercise of its Permitted Discretion, shall deem to be an Eligible Domestic Payment Intangible, based on such considerations as the Agent may from time to time deem appropriate in its Permitted Discretion.  No Payment Intangible of such Borrower shall be an Eligible Payment Intangible if:

(a)           such Payment Intangible is not owing from either GM SPV or Chrysler SPV, as the case may be, with respect to the purchase of a Supplier Program Receivable under the GM Supplier Purchase Agreements or the Chrysler Supplier Purchase Agreements, as applicable, pursuant to the Supplier Program;

(b)           payment with respect to any such Payment Intangible is not being deposited in or otherwise directed to a “Designated Account” (as defined under the GM Supplier Purchase Agreements or the Chrysler Supplier Purchase Agreements, as the case may be) which is a Collection Account or a Cash Concentration Account);

(c)           such Payment Intangible is not subject to the Agent’s enforceable first priority perfected security interest or is subject to any other Lien except the Liens in favor of the Agent, on behalf of itself and the Lenders and other Permitted Encumbrances (subject to reserves for such other Permitted Encumbrances established by the Agent in accordance with the terms of this Agreement);

(d)           such Payment Intangible is due and unpaid more than seven days after its original due date under the applicable GM Supplier Purchase Agreement or Chrysler Supplier Purchase Agreement;

(e)           fifty percent (50%) or more of the aggregate Payment Intangibles owing from GM SPV or Chrysler SPV to a Domestic Borrower are not deemed Eligible Domestic Payment Intangibles hereunder;

(f)           any covenant, representation or warranty contained in this Agreement with respect to such Payment Intangible has been breached;

(g)           GM SPV or Chrysler SPV, as the case may be, shall: (i) apply for, suffer, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or call a meeting of its creditors, (ii) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (iii) make a general assignment for the benefit of creditors, (iv) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (v) be adjudicated a bankrupt or insolvent, (vi) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vii) acquiesce to, or fail to have dismissed, any petition which is filed against it in any involuntary case under such bankruptcy laws, or (viii) take any action for the purpose of effecting any of the foregoing;

(h)           the Agent believes, in the exercise of its Permitted Discretion, that collection of such Payment Intangible is insecure or that such Payment Intangible may not be paid by reason of GM SPV’s or Chrysler SPV’s financial inability to pay;

(i)           such Payment Intangible, together with the aggregate of all Payment Intangibles owing from GM SPV or Chrysler SPV, as the case may be, exceeds twenty percent (20%) of the aggregate amount of all Payment Intangibles and Receivables of the Borrowers; provided however, that only that portion of the Payment Intangibles of such GM SPV or Chrysler SPV, as the case may be, exceeding twenty percent (20%) shall be excluded from Eligible Domestic Payment Intangibles on account of this clause (i);

(j)           such Payment Intangible is subject to any offset, deduction, defense, dispute, or counterclaim (but only to the extent of such Borrower’s obligations to GM SPV or Chrysler SPV, as the case may be, from time to time) or such Payment Intangible is contingent in any respect or for any reason;

(k)           such Borrower has made any agreement with GM SPV or Chrysler SPV, as applicable, with respect to such Payment Intangible for any discount, allowance or other deduction from the amount owing on such Payment Intangible, except for discounts or allowances made in accordance with the applicable the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each respective invoice or similar document related thereto;

(l)           any return, rejection or repossession of the merchandise sold has occurred or the rendition of services has been disputed;

(m)           such Payment Intangible is not evidenced by an invoice or other documentary evidence satisfactory to the Agent, in its Permitted Discretion;

(n)           such Payment Intangible is not payable to such Borrower;

(o)           such Payment Intangible is not otherwise satisfactory to the Agent as determined in the exercise of its Permitted Discretion.

2.2           Amendment of Definition of “Eligible Domestic Receivables”.  The definition of “Eligible Domestic Receivables” shall be amended by revising clause (n) thereof in its entirety to read as follows:

(n)           such Receivable, together with the aggregate Receivables of (i) the Account Debtor other than Navistar International Inc. with respect to Receivables owing to the Borrowers exceeds twenty percent (20%) of the aggregate amount of all Receivables of the Borrowers and all Payment Intangibles of the Domestic Borrowers owing from GM SPV or Chrysler SPV, and (ii) Navistar International Inc. with respect to Receivables owing the Borrowers exceeds thirty-five percent (35%) of the aggregate amount of all Receivables of the Borrowers and all Payment Intangibles of the Domestic Borrowers owing from GM SPV or Chrysler SPV; provided however, in each case, that only that portion of the Receivables of such Account Debtor exceeding such applicable percentage shall be excluded from Eligible Domestic Receivables on account of this clause (n);

2.3           Amendment to Section 2.1(a).  Section 2.1(a) of the Credit Agreement shall be amended by revising clause (i) thereof in its entirety to read as follows:

(i)           up to eighty-five percent (85%) multiplied by the sum of (A) the face amount of Eligible Domestic Receivables plus (B) the unpaid portion of the “Purchase Price” (as defined in any of the GM Supplier Purchase Agreements and the Chrysler Supplier Purchase Agreements, as applicable) attributable to the Eligible Domestic Payment Intangibles plus

2.4           Amendment to Section 4.14.  Section 4.14 of the Credit Agreement shall be amended by interpreting every reference to the term “Receivables” or “Accounts” in subsections (d), (e), (f), (h) and (i) thereof to be a reference to “Eligible Domestic Payment Intangibles” as well.

Section 3                REPRESENTATIONS AND WARRANTIES.

Each Borrower hereby represents and warrants to the Lenders, the Agent, the Swingline Lender and the LC Issuer as follows:

3.1           The Amendment.  This Amendment has been duly and validly executed by an authorized executive officer of such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms.  The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law).

3.2           No Default or Event of Default.  No Default or Event of Default exists under the Credit Agreement as of the date hereof and no Default or Event of Default will occur as a result of the effectiveness of this Amendment.

3.3           Restatement of Representations and Warranties.  The representations and warranties of such Borrower contained in the Credit Agreement, as amended by this Amendment, and the Other Loan Documents are true and correct on and as of the Amendment Effective Date (as defined below) of this Amendment as though made on the Amendment Effective Date, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

Section 4                CONDITIONS TO EFFECTIVENESS.

The date and time of the effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:

4.1           Execution.  The Agent shall have received counterparts to this Amendment duly executed and delivered by an authorized officer of each other party hereto;

4.2           Payment of Costs and Expenses.  The Borrowers shall have paid all outstanding and reasonable costs, expenses and the disbursements of the Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment, to the extent invoiced, as well as any other fees payable on or before the Amendment Effective Date pursuant to any fee letter or agreement, if any, with the Agent;

4.3           Payment of Amendment Fee.  The Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders which have executed this Amendment but have not executed Amendment No. 1 to the Credit and Security Agreement, a non-refundable amendment fee, which shall be fully earned when paid, in an amount of up to Fifty Thousand Dollars ($50,000); provided, however, each such signing Lender’s share of such fee shall be equal to its respective Revolving Percentage of such Fifty Thousand Dollars ($50,000); and

4.4           Other.  All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent and its counsel.

Section 5                      MISCELLANEOUS.

5.1           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio with out giving effect to the conflict of laws rules thereof.

5.2           Severability.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

5.3           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

5.4           Headings.  Section headings used in this Amendment are for the convenience of reference only and are not a part of this Agreement for any other purpose.

5.5           Negotiations.  Each Borrower acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agent, the Swingline Lender the LC Issuer and the Lenders.

5.6           Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders, the Swingline Lender, the LC Issuer or the Agent under the Credit Agreement or the Other Loan Documents, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any Other Loan Document.  Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Credit Agreement as amended by this Amendment.

5.7           Reaffirmation.  Each Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the Other Loan Documents to which it is a party and (ii) ratifies and reaffirms its grant of security interests and Liens under such documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.

5.8           Release of Claims.  In consideration of the Lenders’ and the Agent’s agreements contained in this Amendment, each Borrower hereby irrevocably releases and forever discharge the Lenders, the Swingline Lender, the LC Issuer and the Agent and their Affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Borrower ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any Other Loan Document on or prior to the date hereof.

5.9           Reference to and Effect on the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[SIGNATURES FOLLOW]

Each of the parties has signed this Agreement as of the day and year first above written.

BORROWERS:

STONERIDGE, INC.

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

STONERIDGE CONTROL DEVICES, INC.

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

STONERIDGE ELECTRONICS, INC.

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

STONERIDGE-POLLAK LIMITED

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

STONERIDGE ELECTRONICS LIMITED

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

(Witness)	/s/ Kenneth A. Kure
(Print Full Name)	Kenneth A. Kure
(Address)	9400 East Market Street
Warren, OH 44484

GUARANTOR:

STONERIDGE FAR EAST LLC

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

AGENT:

NATIONAL CITY BUSINESS CREDIT, INC., as Agent

By:	/s/ Anthony D. Alexander
Name:	Anthony D. Alexander
Title:	Vice President

ISSUER:

NATIONAL CITY BANK, as Issuer

By:	/s/ Todd Milenius
Name:	Todd Milenius
Title:	Vice President

LENDERS:

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender

By:	/s/ Anthony D. Alexander
Name:	Anthony D. Alexander
Title:	Vice President

Revolving Commitment: $28,000,000

Notice Information:

National City Business Credit, Inc.
1965 East Sixth Street
4th Floor
Locator 01-3049
Cleveland, OH 44114
Attention: Anthony Alexander or
Stoneridge Account Manager
Telephone: (216)222-9302
Telecopier: (216)222-8155
Email: anthony.alexander@nationalcity.com

COMERICA BANK., as a Lender

By:	/s/ Brandon Welling
Name:	Brandon Welling
Title:	Account Officer

Revolving Commitment: $20,000,000

Notice Information:

Comerica Bank
500 Woodward
9th Floor
Detroit, MI
Attention: Brandon Welling
Vice President
Telephone: (313) 222-5066
Telecopier: (313) 222-9516
Email: bdwelling@comerica.com

JPMORGAN CHASE BANK., as a Lender

By:	/s/ Matthew A. Brewer
Name:	Matthew A. Brewer
Title:	Assistant Vice President

Revolving Commitment: $20,000,000

Notice Information:

JPMorgan Chase Bank, N.A.
1300 E. Ninth Street
13th Floor
Cleveland, Ohio. 44114
Matthew A. Brewer, Assistant Vice President
Tel: 216-781-2589
Fax: 216-781-2071
Email: matthew.a.brewer@chase.com
JPMorgan Chase Bank, N.A.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric L. Moore
Name:	Eric L. Moore
Title:	Vice President

Revolving Commitment: $20,000,000

Notice Information:

PNC Bank, National Association
One PNC Plaza, Sixth Floor
249 Fifth Ave.
Pittsburgh, PA 15222
Attention: Eric L. Moore
Telephone: (412) 768-1332
Facsimile: (412) 768-4369

FIFTH THIRD BANK., as a Lender

By:	/s/ Roy C. Lanctot
Name:	Roy C. Lanctot
Title:	Vice President

Revolving Commitment: $12,000,000

Notice Information:

Fifth Third Bank
600 Superior Ave East
Cleveland, Ohio. 44114
Roy Lanctot, Vice President
Tel: 216-274-5473
Fax: 216-274-5621
Email: roy.lanctot@53.com